Exhibit 10.1

AMENDMENT TO CONSULTING AGREEMENT

This AMENDMENT TO CONSULTING AGREEMENT (this “Amendment”) dated as of July 7, 2024, by and between Aharon Klien (the “Consultant”) and I.R. Med Ltd. (the “Company”). Each of the Company and the Consultant shall be referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Company and the Consultant entered into a Consulting Agreement dated as of October 1, 2019, which was amended on December 24, 2020 (together the “Consulting Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Consulting Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties agree with the others as follows:

1. Unless otherwise defined herein, all terms and conditions used in this Amendment shall have the meanings assigned to such terms in the Consulting Agreement.

2. The following definitions in Exhibit A of the Consulting Agreement are hereby deleted in their entirety and replaced with the following:

“Consideration: monthly compensation of NIS 30,000 + NIS 5,000 for car expenses, totaling a monthly compensation of NIS 35,000 plus VAT (as applicable).”

3. Except as herein amended, the Consulting Agreement shall remain in full force and effect.

4. Further Assurances. Each Party hereto, without additional consideration, shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other Party hereto in order to carry out the provisions and purposes of this Amendment.

5. Counterparts. This Amendment may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6. Headings. The headings of Articles and Sections in this Amendment are provided for convenience only and will not affect its construction or interpretation.

7. Waiver. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Amendment or any of the documents referred to in this Amendment will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege.

8. Severability. The invalidity or unenforceability of any provisions of this Amendment pursuant to any applicable law shall not affect the validity of the remaining provisions hereof, but this Amendment shall be construed as if not containing the provision held invalid or unenforceable in the jurisdiction in which so held, and the remaining provisions of this Amendment shall remain in full force and effect. If the Amendment may not be effectively construed as if not containing the provision held invalid or unenforceable, then the provision contained herein that is held invalid or unenforceable shall be reformed so that it meets such requirements as to make it valid or enforceable.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the choice of law principles thereof. Any disputes arising from this Amendment shall be resolved pursuant to Section 9 of the Consulting Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Consulting Agreement to be duly executed as of the day and year first above written.

Company:

I.R Med Ltd.

By:	/s/ Sharon Levkoviz
Name:	Sharon Levkoviz
Title:	Chief Financial Officer

Consultant:

/s/ Aharon Klien
Aharon Klien

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